                                                                   Exhibit 23.25



                      CONSENT OF INDEPENDENT ACCOUNTANTS

The Board of Directors:
Xippix, Inc.

We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the prospectus.

/s/KPMG LLP

Chicago, Illinois
April 20, 2000